Exhibit 10.20

Execution Version

PLEDGE AND LIMITED GUARANTY AGREEMENT

This PLEDGE AND LIMITED GUARANTY AGREEMENT (as it may be amended, restated, supplemented or modified from time to time, this “Parent Pledge Agreement”) is entered into as of February 8, 2019, between FLEXENERGY POWER SOLUTIONS, LLC, a Delaware limited liability company (“Pledgor”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (the “Administrative Agent”) for the Lenders and the other Secured Parties.

PRELIMINARY STATEMENTS

A.       Reference is made to that certain Credit Agreement dated as of the date hereof, among Flex Leasing Power & Service LLC, a Delaware limited liability company (“Company”, and together with any Domestic Subsidiary of Company that becomes party thereto from time to time, each a “Borrower” and collectively, the “Borrowers”), the other Loan Parties from time to time party thereto, the financial institutions from time to time party thereto as lenders (collectively, the “Lenders”) and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make loans and other extensions of credit to the Borrowers for the purposes set forth therein.

B.       The Administrative Agent and the other Secured Parties have conditioned their obligations under the Credit Agreement upon the execution and delivery by Pledgor of this Parent Pledge Agreement, and Pledgor has agreed to enter into this Parent Pledge Agreement to secure the Obligations.

C.       Pledgor has determined that valuable benefits will be derived by it as a result of the Credit Agreement and the extension of credit made (and to be made) by the Lenders thereunder.

ACCORDINGLY, Pledgor and the Administrative Agent, on behalf of the Secured Parties, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1       Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2       Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Parent Pledge Agreement are used herein as defined in the UCC.

1.3       Definitions of Certain Terms Used Herein. As used in this Parent Pledge Agreement, in addition to the terms defined in the introductory paragraph hereto and in the Preliminary Statements, the following terms shall have the following meanings:

“Amendment” shall have the meaning set forth in Section 5.2 hereof.

“Article” means a numbered article of this Parent Pledge Agreement, unless another document is specifically referenced.

“Collateral” shall have the meaning set forth in Article III.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Effective Date” means the “Closing Date” as defined in the Credit Agreement.

“Event of Default” means an event described in Section 6.1.

“Excluded Payments” shall have the meaning set forth in Section 5.4(c)(iii) hereof.

“Exhibit” refers to a specific exhibit to this Parent Pledge Agreement (unless another document is specifically referenced) as from time to time supplemented by any Amendment.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Limited Guaranty” shall have the meaning set forth in Section 2.1(a) hereof.

“Pledged Equity” means the Equity Interests in Company now or hereafter acquired by Pledgor, whether or not physically delivered to the Administrative Agent pursuant to this Parent Pledge Agreement, including, without limitation, the Equity Interests set forth on Exhibit B hereto.

“Proceeds” shall have the meaning set forth in Article 9 of the UCC and, in any event shall include, without limitation all dividends or other income from the Pledged Equity, collections thereon and distributions or payments with respect thereto.

“Recourse Assets” shall have the meaning set forth in Section 2.2(b) hereof.

“Section” means a numbered section of this Parent Pledge Agreement, unless another document is specifically referenced.

“Securities Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among Pledgor, a securities intermediary holding Pledgor’s assets, including funds and securities, or an issuer of Securities, and the Administrative Agent with respect to collection and control of all deposits, securities and other balances held in a Securities Account maintained by Pledgor with such securities intermediary.

“Securities Accounts” shall have the meaning set forth in Article 8 of the UCC.

“Security” shall have the meaning set forth in Article 8 of the UCC.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which Pledgor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which Pledgor now has or hereafter acquires any right, issued by an issuer of such Equity Interest.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of Texas or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s or any Secured Party’s Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

LIMITED GUARANTY

2.1           Limited Guaranty.

(a)       Pledgor hereby absolutely and unconditionally guarantees the prompt, complete and full payment when due, no matter how such shall become due, of the Obligations, and further guarantees that Borrowers will properly and timely perform the Obligations when and as required under the Credit Agreement, and agrees to pay any and all fees and expenses, legal or otherwise (including court costs and attorneys’ fees) paid or incurred by the Administrative Agent or any Secured Party in connection with the enforcement or collection of this Parent Pledge Agreement, or any part hereof, as to Pledgor, and in protecting, defending or enforcing this Parent Pledge Agreement in any litigation, bankruptcy or insolvency proceedings or otherwise, as to Pledgor (the “Limited Guaranty”). Notwithstanding any contrary provision in this Parent Pledge Agreement or any other Loan Document, however, Pledgor’s maximum liability under the Limited Guaranty is several and limited to the Collateral.

(b)      After the occurrence and during the continuance of an Event of Default arising from a default by any Borrower in payment of the Obligations, or any part thereof, when such Obligations become due, either by their terms or as the result of the exercise of any power to accelerate, Pledgor shall, on demand, and without further notice of dishonor and without any notice having been given to Pledgor previous to such demand of the acceptance by the Administrative Agent or any Secured Party of this Parent Pledge Agreement, and without any notice having been given to Pledgor previous to such demand of the creating or incurring of such Obligations, severally pay as set out in Section 1.1(a), subject to the limitations expressly set forth herein, the amount due on the Obligations to the Administrative Agent and the Secured Parties at the Administrative Agent’s office as set forth in the Credit Agreement, and it shall not be necessary for the Administrative Agent or any Secured Party, in order to enforce such payment by Pledgor, first, to institute suit or exhaust its remedies against any Loan Party or others liable on such Obligations, to have any Loan Party joined with Pledgor in any suit brought under this Parent Pledge Agreement or to enforce their rights against any security which shall ever have been given to secure such indebtedness; provided, however, that in the event the Administrative Agent, on behalf of itself or any Secured Party, elects to enforce and/or exercise any remedies they may possess with respect to any security for the Secured Obligations prior to demanding payment from Pledgor, Pledgor shall nevertheless be, subject to the limitations expressly set forth herein, obligated hereunder for any and all sums still owing to the Administrative Agent or any Secured Party on the Obligations and not repaid or recovered incident to the exercise of such remedies.

(c)       Notice to Pledgor of the acceptance of this Parent Pledge Agreement, of the making, renewing, extending, assignment or modification of the Obligations, and of any amendment, modification or other change to any Loan Document (other than this Parent Pledge Agreement) and each item thereof, are hereby expressly waived by Pledgor.

(d)      If all or any part of the Obligations at any time are secured, Pledgor agrees that the Administrative Agent, on its own behalf and on behalf of the Secured Parties, may at any time and from time to time, in its discretion, without notice to Pledgor and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security or compromise or settle any amount due or owing under the Credit Agreement or amend or modify in whole or in part the Credit Agreement or any Loan Document (other than this Parent Pledge Agreement) executed in connection with same without impairing or diminishing the obligations of Pledgor hereunder. Pledgor further agree that if any Borrower or any other Loan Party executes in favor of the Administrative Agent or any Secured Party any collateral agreement, mortgage or other security instrument, the exercise by the Administrative Agent or any Secured Party of any right or remedy thereby conferred on the Administrative Agent or such Secured Party shall be wholly discretionary with the Administrative Agent or such Secured Party, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligations of Pledgor hereunder. Pledgor further agrees that the Administrative Agent and any Secured Party shall not be liable for their failure to use diligence in the collection of the Obligations or in preserving the liability of any person liable for the Obligations, and Pledgor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof (including, notice of acceleration), and diligence in bringing suits against any Person liable on the Obligations, or any part thereof.

(e)       Pledgor agrees that the Administrative Agent, on its own behalf and on behalf of the Secured Parties, in its discretion, may (i) bring suit against all guarantors (including, without limitation, Pledgor hereunder) of the Obligations severally or against any one or more of them, (ii) settle with any one or more of such guarantors for such consideration as the Administrative Agent, on its own behalf and on behalf of the Secured Parties, may deem proper, and (iii) release one or more of such guarantors from liability hereunder, and that no such action shall impair the rights of the Administrative Agent or the Secured Parties to collect the Obligations (or the unpaid balance thereof) from other such guarantors of the Obligations, or any of them, not so sued, settled with or released. Pledgor agrees, however, that nothing contained in this paragraph, and no action by the Administrative Agent permitted under this paragraph, shall in any way affect or impair the rights or obligations of such guarantors among themselves.

2.2           Limited Recourse.

(a)       Notwithstanding any other provision of this Parent Pledge Agreement or otherwise, other than the filing of a claim in the liquidation, insolvency, bankruptcy or similar proceedings of Pledgor that is initiated by another party or that is initiated by a Secured Party in relation to the recovery of Recourse Assets (as defined in clause (b) below), no Secured Party or any other Person acting on its behalf may institute against, or join any Person in instituting against, Pledgor any bankruptcy, winding up, reorganisation, arrangement, insolvency or liquidation proceeding or other proceeding under any similar law.

(b)      Notwithstanding any other provision of this Parent Pledge Agreement or otherwise, each Secured Party acknowledges that the obligations of Pledgor arising under this Parent Pledge Agreement are limited recourse obligations, payable solely from the Collateral owned by Pledgor (and any amounts arising therefrom) (the “Recourse Assets”), and that any claims of any Secured Party against Pledgor under this Parent Pledge Agreement shall be limited, in aggregate, to the Recourse Assets of Pledgor. Following realization and distribution of such Recourse Assets, no Secured Party nor any other Person acting on its behalf may take any further steps against Pledgor to recover any sums due but unpaid to them except for the steps outlined in clause (a) above, and all claims and all rights to claim of any Secured Party against Pledgor under this Parent Pledge Agreement (and the obligations of Pledgor) in respect of each such sum unpaid shall be extinguished.

(c)       No recourse for or under any obligation, covenant or agreement of Pledgor contained in this Parent Pledge Agreement shall be had against any shareholder, partner, member, creditor or equity holder of Pledgor or against any officer, director, partner, member, employee or agent of any such party or of Pledgor, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise.

ARTICLE III

GRANT OF SECURITY INTEREST

Pledgor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under (i) all Pledged Equity whether constituting General Intangibles or Investment Property; and (ii) all Proceeds (including Stock Rights) of the foregoing, in each case whether now owned by, or hereafter acquired by or arising in favor of Pledgor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), to secure the prompt and complete payment and performance of the Obligations.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Pledgor represents and warrants to the Administrative Agent and the Secured Parties that:

4.1           Title, Authorization, Validity, Enforceability, Perfection and Priority. Pledgor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 5.1(d), and has full power and authority to grant to the Administrative Agent the security interest in such Collateral pursuant hereto. The execution and delivery by Pledgor of this Parent Pledge Agreement has been duly authorized by proper corporate, limited liability company, partnership, or other similar organizational actions, as applicable, of Pledgor, and this Parent Pledge Agreement constitutes a legal valid and binding obligation of Pledgor and creates a security interest which is enforceable against Pledgor in all Collateral it now owns or hereafter acquires, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. When financing statements have been filed in the appropriate offices against Pledgor in the locations listed on Exhibit C and all filing and recordation fees associated therewith have been paid, the Administrative Agent will have a validly perfected first priority security interest in that Collateral of Pledgor in which a security interest may be perfected by filing, subject only to Liens permitted under Section 5.1(d).

4.2           Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of Pledgor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.

4.3           Principal Location. Pledgor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A.

4.4           Exact Names. As of the Effective Date, Pledgor’s name in which it has executed this Parent Pledge Agreement is the exact name as it appears in Pledgor’s organizational documents, as amended, as filed with Pledgor’s jurisdiction of organization. Except as may be described in Exhibit A, Pledgor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition.

4.5           No Financing Statements, Pledge Agreements. No financing statement or pledge agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming Pledgor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Administrative Agent on behalf of the Secured Parties as the secured party and (b) as permitted by Section 5.1(d).

4.6           Pledged Equity.

(a)       Exhibit B sets forth a complete and accurate list of all Pledged Equity owned by Pledgor as of the Effective Date. Pledgor is the direct, sole beneficial owner and sole holder of record of the Pledged Equity listed on Exhibit B as being owned by it, free and clear of any Liens, except for (i) the security interest granted to the Administrative Agent for the benefit of the Secured Parties hereunder and (ii) security interest granted to the Subordinated Lenders pursuant to the Parent Loan Documents, subject to the terms and first-priority Lien of the Administrative Agent pursuant to the Intercreditor Agreement. Pledgor further represents and warrants that (i) the Pledged Equity owned by it has been duly authorized and validly issued and, if such Pledged Equity is stock in a corporation, is fully paid and non-assessable, (ii) with respect to any certificates delivered to the Administrative Agent representing Pledged Equity, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, Pledgor has so informed the Administrative Agent so that the Administrative Agent may take steps to perfect its security interest therein as a General Intangible, and (iii) all such Pledged Equity held by a securities intermediary is covered by a Securities Account Control Agreement.

(b)       In addition, (i) none of the Pledged Equity owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to such Pledged Equity or which obligate the issuer of such Pledged Equity to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any Governmental Authority or any other Person is required for the pledge by Pledgor of such Pledged Equity pursuant to this Parent Pledge Agreement or for the execution, delivery and performance of this Parent Pledge Agreement by Pledgor, or for the exercise by the Administrative Agent of the voting or other rights provided for in this Parent Pledge Agreement or for the remedies in respect of the Pledged Equity pursuant to this Parent Pledge Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c)       Pledgor owns 100% of the issued and outstanding Equity Interests in Company.

ARTICLE V

COVENANTS

From the date of this Parent Pledge Agreement and thereafter until this Parent Pledge Agreement is terminated pursuant to the terms hereof, Pledgor agrees that:

5.1           General.

(a)       Authorization to File Financing Statements; Ratification. Pledgor hereby authorizes the Administrative Agent to file, and if requested will deliver to the Administrative Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Administrative Agent in order to maintain a first perfected, security interest in and, if applicable, Control of, the Collateral owned by Pledgor. Any financing statement filed by the Administrative Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate Pledgor’s Collateral (A) as all equity interest in Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (B) by any other description which reasonably approximates the description contained in this Parent Pledge Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Pledgor is an organization, the type of organization and any organization identification number issued to Pledgor. Pledgor also agrees to furnish any such information to the Administrative Agent promptly upon request. Pledgor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(b)       Further Assurances. Pledgor will, if so requested by the Administrative Agent, furnish to the Administrative Agent, as often as the Administrative Agent requests, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Administrative Agent may reasonably request, all in such detail as the Administrative Agent may specify. Pledgor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Administrative Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder. Pledgor will at all times pledge on a non-recourse basis all of the Equity Interests of the Company (including delivery of any original certificates evidencing the Equity Interests of Company pursuant to Section 5.2, together with an appropriate undated membership power for each certificate duly executed in blank by the registered owner thereof) as Collateral pursuant to this Parent Pledge Agreement.

(c)       Disposition of Collateral. Pledgor will not sell, lease or otherwise dispose of the Collateral owned by it except for dispositions specifically permitted pursuant to Section 7.8 of the Credit Agreement.

(d)       Liens. Pledgor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created by this Parent Pledge Agreement, and (ii) other Permitted Liens.

(e)       Other Financing Statements. Pledgor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except as permitted by Section 5.1(d). Pledgor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Administrative Agent, subject to Pledgor’s rights under Section 9.509(d)(2) of the UCC.

(f)        Compliance with Terms. Pledgor will perform and comply with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.

(g)       Changes in Capital Structure of Issuer. Pledgor will not (i) permit or suffer any issuer of an Equity Interest constituting Pledged Equity owned by it to dissolve, liquidate, retire any of its Equity Interests or other Securities evidencing ownership, sell all or substantially all of its assets (except for Permitted Liens and sales of assets permitted pursuant to Section 7.8 of the Credit Agreement) or merge or consolidate with any other entity (except as permitted pursuant to Section 7.3 of the Credit Agreement), or (ii) vote any such Pledged Equity in favor of any of the foregoing.

(h)       Issuance of Additional Securities. Pledgor will not permit or suffer the issuer of an Equity Interests constituting Pledged Equity owned by it to issue additional Equity Interests, any right to receive the same or any right to receive earnings in respect of such Equity Interests owned by Pledgor, except to Pledgor.

5.2           Delivery of Certificated Securities. Pledgor will (a) deliver to the Administrative Agent immediately upon execution of this Parent Pledge Agreement, the originals of all certificated Securities constituting Collateral owned by Pledgor on the Effective Date (if any then exist), (b) hold in trust for the Administrative Agent upon receipt and immediately thereafter deliver to the Administrative Agent any such Securities constituting Collateral, and (c) promptly within five Business Days of the Administrative Agent’s request, deliver to the Administrative Agent a duly executed amendment to this Parent Pledge Agreement, in the form of Exhibit D hereto (the “Amendment”), pursuant to which Pledgor will pledge any additional Collateral acquired after the Effective Date. Pledgor hereby authorizes the Administrative Agent to attach each Amendment to this Parent Pledge Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral.

5.3           Uncertificated Pledged Equity. Pledgor will permit the Administrative Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Equity owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Equity not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Administrative Agent granted pursuant to this Parent Pledge Agreement. Pledgor will take any actions necessary to cause (a) the issuers of uncertificated securities constituting such Pledged Equity and (b) any securities intermediary which is the holder of any such Pledged Equity, to cause the Administrative Agent to have and retain Control over such Pledged Equity. Without limiting the foregoing, Pledgor will, with respect to any such Pledged Equity held with a securities intermediary, cause such securities intermediary to enter into a Securities Account Control Agreement unless such Pledged Equity is held in an Excluded Account.

5.4           Pledged Equity.

(a)            Company as Issuer. Company, as the issuer of the Pledged Equity, agrees that it will be bound by the terms of this Parent Pledge Agreement relating to the Pledged Equity issued by it and will comply with such terms insofar as such terms are applicable to it.

(b)           Registration of Pledged Equity. Pledgor will permit any registerable Pledged Equity owned by it to be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Lenders.

(c)            Exercise of Rights in Pledged Equity.

(i)        Without in any way limiting the foregoing and subject to clause (ii) below, Pledgor shall have the right to exercise all voting rights or other rights relating to the Pledged Equity owned by it for all purposes not inconsistent with this Parent Pledge Agreement, the Credit Agreement, the Intercreditor Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Administrative Agent in respect of such Pledged Equity;

(ii)       Pledgor will permit the Administrative Agent or its nominee at any time after the occurrence of an Event of Default, without notice and so long as the Obligations have been accelerated (upon demand or otherwise) pursuant to Section 9.2 of the Credit Agreement, to exercise all voting rights or other rights relating to the Pledged Equity owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest as if it were the absolute owner thereof;

(iii)      Pledgor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Equity owned by it to the extent not in violation of the Credit Agreement other than any of the following distributions and payments (collectively referred to as the “Excluded Payments”): (A) dividends and interest paid or payable other than in cash in respect of such Pledged Equity, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Equity; (B) dividends and other distributions paid or payable in cash in respect of such Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, such Pledged Equity; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Parent Pledge Agreement; and

(iv)     All Excluded Payments and all other distributions in respect of any of the Pledged Equity owned by Pledgor, whenever paid or made, shall be delivered to the Administrative Agent to hold as Pledged Equity and shall, if received by Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of Pledgor and be forthwith delivered to the Administrative Agent as Pledged Equity in the same form as so received (with any necessary endorsement).

5.5           Change of Name or Location; etc. Pledgor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business or mailing address, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least thirty (30) days prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (2) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of the Secured Parties, in any Collateral), provided that, any new location shall be in the continental U.S.

5.6           Holding Company. Pledgor shall at all times directly hold 100% of the Equity Interests in Company.

ARTICLE VI

EVENTS OF DEFAULT AND REMEDIES

6.1           Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

(a)           Any representation or warranty made by or on behalf of Pledgor under or in connection with this Parent Pledge Agreement shall be materially false as of the date on which made.

(b)           The breach by Pledgor of any of the terms or provisions of Article V.

(c)           The breach by Pledgor (other than a breach which constitutes an Event of Default under any other Section of this Article VII) of any of the terms or provisions of this Parent Pledge Agreement which is not remedied within ten days after such breach.

(d)           The occurrence of any “Event of Default” under, and as defined in, the Credit Agreement.

(e)           Any Equity Interest which is included within the Collateral shall at any time constitute a Security or the issuer of any such Equity Interest shall take any action to have such interests treated as a Security unless (i) all certificates or other documents constituting such Security have been delivered to the Administrative Agent and such Security is properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) the Administrative Agent has entered into a Securities Account Control Agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

6.2           Remedies.

(a)           Upon the occurrence of an Event of Default, the Administrative Agent may, or at the direction of the Required Lenders, shall exercise any or all of the following rights and remedies:

(i)        those rights and remedies provided in this Parent Pledge Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 6.2(a) shall not be understood to limit any rights or remedies available to the Administrative Agent and the Secured Parties prior to an Event of Default;

(ii)       those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii)      give notice of sole control or any other instruction under any Control Agreement and take any action therein with respect to such Collateral;

(iv)     without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to Pledgor or any other Person, collect, receive, sell, assign, or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at Pledgor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable; and

(v)      so long as the Obligations have been accelerated (upon demand or otherwise) pursuant to Section 9.2 of the Credit Agreement, concurrently with written notice to Pledgor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Equity, to exchange certificates or instruments representing or evidencing Pledged Equity for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Equity as though the Administrative Agent was the outright owner thereof.

(b)           The Administrative Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)           The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption Pledgor hereby expressly releases.

(d)           Until the Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Administrative Agent and Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e)           Notwithstanding the foregoing, neither the Administrative Agent nor any Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, Pledgor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f)            Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Equity and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Pledgor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit Pledgor or the issuer of the Pledged Equity to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Pledgor and the issuer would agree to do so.

6.3           Pledgor’s Obligations Upon Event of Default. Upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, Pledgor will assemble and make available to the Administrative Agent the Collateral and all books and records relating thereto at any place or places specified by the Administrative Agent, whether at Pledgor’s premises or elsewhere.

ARTICLE VII

ATTORNEY IN FACT; PROXY

7.1        Authorization for Secured Party to Take Certain Action.

(a)           Pledgor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (i) to execute on behalf of Pledgor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to contact and enter into one or more agreements with the issuers of uncertificated securities constituting Pledged Equity or with securities intermediaries holding Pledged Equity as may be necessary or advisable to give the Administrative Agent Control over such Pledged Equity, (iv) to apply the proceeds of any Collateral received by the Administrative Agent to the Obligations as provided in Section 2.5(d) of the Credit Agreement and (v) to do all other acts and things necessary to carry out this Parent Pledge Agreement; and Pledgor agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection with any of the foregoing; provided that, this authorization shall not relieve Pledgor of any of its obligations under this Parent Pledge Agreement, the Credit Agreement or under any other Loan Document.

(b)           All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Administrative Agent, for the benefit of the Administrative Agent and Secured Parties, under this Section 7.1 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. The Administrative Agent agrees that, except for the powers granted in Section 7.1(a)(i) through (v), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.

7.2        Proxy. PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 7.1 ABOVE) WITH RESPECT TO ITS PLEDGED EQUITY, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED EQUITY, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED EQUITY, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED EQUITY WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED EQUITY ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED EQUITY OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

7.3        Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VII IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS PARENT PLEDGE AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.13. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE ADMINISTRATIVE AGENT, NOR ANY SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VIII

GENERAL PROVISIONS

8.1           Waivers. Pledgor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to Pledgor, addressed as set forth in Article IX, at least ten days prior to (a) the date of any such public sale or (b) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, Pledgor waives all claims, damages, and demands against the Administrative Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, Pledgor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Parent Pledge Agreement, or otherwise. Except as otherwise specifically provided herein, Pledgor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Parent Pledge Agreement or any Collateral.

8.2           Limitation on Administrative Agent’s and any Secured Party’s Duty with Respect to the Collateral. The Administrative Agent shall have no obligation to prepare the Collateral for sale. The Administrative Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Administrative Agent nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, Pledgor acknowledges and agrees that it is commercially reasonable for the Administrative Agent (a) to fail to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as Pledgor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (h) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (i) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Pledgor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to Pledgor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Parent Pledge Agreement or by applicable law in the absence of this Section 8.2.

8.3           Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Administrative Agent may perform or pay any obligation which Pledgor has agreed to perform or pay in this Parent Pledge Agreement and Pledgor shall reimburse the Administrative Agent for any amounts paid by the Administrative Agent pursuant to this Section 8.3. Pledgor’s obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall constitute Obligations payable on demand.

8.4           Specific Performance of Certain Covenants. Pledgor acknowledges and agrees that a breach of any of the covenants contained herein will cause irreparable injury to the Administrative Agent and the Secured Parties, that the Administrative Agent and Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the Secured Parties to seek and obtain specific performance of other obligations of Pledgor contained in this Parent Pledge Agreement, that the covenants of Pledgor contained in the Sections referred to in this Section 8.4 shall be specifically enforceable against Pledgor.

8.5           Dispositions Not Authorized. No Pledgor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 5.1(c) and notwithstanding any course of dealing between Pledgor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 5.1(c)) shall be binding upon the Administrative Agent or the Secured Parties unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Required Lenders.

8.6           No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Administrative Agent or any Lender to exercise any right or remedy granted under this Parent Pledge Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Parent Pledge Agreement whatsoever (other than any Amendment) shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 11.10 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Parent Pledge Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Secured Parties until the Obligations have been paid in full.

8.7           Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Parent Pledge Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Parent Pledge Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Parent Pledge Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Parent Pledge Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Parent Pledge Agreement are declared to be severable.

8.8           Reinstatement. This Parent Pledge Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.9           Benefit of Agreement. The terms and provisions of this Parent Pledge Agreement shall be binding upon and inure to the benefit of Pledgor, the Administrative Agent and the Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Parent Pledge Agreement), except that no Pledgor shall have the right to assign its rights or delegate its obligations under this Parent Pledge Agreement or any interest herein, without the prior written consent of the Administrative Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, hereunder.

8.10         Survival of Representations. All representations and warranties of Pledgor contained in this Parent Pledge Agreement shall survive the execution and delivery of this Parent Pledge Agreement.

8.11         Taxes and Expenses. Any stamp or transfer taxes payable or ruled payable by Federal or State authority in respect of this Parent Pledge Agreement shall be paid by Pledgor, together with interest and penalties, if any. Pledgor shall reimburse the Administrative Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Parent Pledge Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by Pledgor in the performance of actions required pursuant to the terms hereof shall be borne solely by Pledgor.

8.12         Headings. The title of and section headings in this Parent Pledge Agreement are for convenience of reference only and shall not govern the interpretation of any of the terms and provisions of this Parent Pledge Agreement.

8.13         Termination. This Parent Pledge Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Obligations outstanding) until (a) the Credit Agreement has terminated pursuant to its express terms and (b) all of the Obligations have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit or supporting letter of credit has been delivered to the Administrative Agent as required by the Credit Agreement) and no commitments of the Administrative Agent or the Secured Parties which would give rise to any Obligations are outstanding.

8.14         Entire Agreement. This Parent Pledge Agreement embodies the entire agreement and understanding between Pledgor and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between Pledgor and the Administrative Agent relating to the Collateral.

8.15         CHOICE OF LAW. THIS PARENT PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

8.16         CONSENT TO JURISDICTION. PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT, IN EITHER CASE, SITTING IN DALLAS COUNTY, TEXAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PARENT PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT AND PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PARENT PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN DALLAS COUNTY, TEXAS.

8.17         WAIVER OF JURY TRIAL. PLEDGOR, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PARENT PLEDGE AGREEMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

8.18         Counterparts. This Parent Pledge Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Parent Pledge Agreement by signing any such counterpart. Delivery of an executed counterpart of this Parent Pledge Agreement by fax or other electronic transmission (e.g. .pdf) shall be effective as delivery of a manually executed counterpart of this Parent Pledge Agreement.

8.19         Lien Absolute. All obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a)           any extension, renewal, settlement, compromise, waiver or release in respect of any of the Obligations, by operation of law or otherwise, or any obligation of any other guarantor of any of the Obligations, or any default, failure or delay, willful or otherwise, in the payment or performance of the Obligations;

(b)           any lack of validity or enforceability relating to or against Borrowers, any other Loan Party, Pledgor or any other guarantor of any of the Obligations, for any reason related to the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations, or any applicable Law purporting to prohibit the payment by Borrowers, any other Loan Party, Pledgor or any other guarantor of the Obligations of the principal of or interest on the Obligations;

(c)           any modification or amendment of or supplement to the Credit Agreement or any other Loan Document;

(d)           any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations, including any increase or decrease in the rate of interest thereon;

(e)           any change in the corporate existence, structure or ownership of the Borrowers, any other Loan Party, Pledgor or any other guarantor of any of the Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Borrowers, any other Loan Party, Pledgor or any other guarantor of the Obligations, or any of their assets or any resulting release of discharge of any obligation of Borrowers, any other Loan Party, Pledgor or any other guarantor or any of the Obligations;

(f)            any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Loan Document or Obligations;

(g)           any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Credit Agreement, any other Loan Document, any other agreement or instrument or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of Pledgor; or

(h)           any other act or omission to act or delay of any kind by Borrowers, any other Loan Party, Pledgor, any other guarantor of the Obligations, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of Pledgor’s obligations hereunder.

8.20         Release. Pledgor consents and agrees that the Administrative Agent may at any time, or from time to time, in its discretion:

(a)           renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Obligations; and

(b)           exchange, release and/or surrender all or any of the Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Administrative Agent in connection with all or any of the Obligations; all in such manner and upon such terms as the Administrative Agent may deem proper, and without notice to or further assent from Pledgor it being hereby agreed that Pledgor shall be and remain bound upon this Parent Pledge Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Obligations.

8.21         Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Parent Pledge Agreement, the Liens, security interests and rights granted pursuant to this Parent Pledge Agreement shall be subject to the terms, provisions and conditions of, the Intercreditor Agreement. In the event of any conflict between this Parent Pledge Agreement and the Intercreditor Agreement, the Intercreditor Agreement shall control, and no right, power, or remedy granted to the Administrative Agent hereunder shall be exercised by the Administrative Agent, nor shall any direction be given by the Administrative Agent in contravention of, the Intercreditor Agreement.

ARTICLE IX

NOTICES

9.1          Sending Notices. Any notice required or permitted to be given under this Parent Pledge Agreement shall be given in accordance with Section 11.11 of the Credit Agreement, with each notice to Pledgor other than the Borrowers being given in the same manner as notice to the Borrowers under the Credit Agreement, provided that such notice shall in each case be sent by United States mail, telecopier, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by telecopier (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to Pledgor at the notice address set forth on Exhibit A, and to the Administrative Agent and the Lenders at the addresses set forth in accordance with Section 11.11 of the Credit Agreement.

9.2           Change in Address for Notices. Pledgor, the Administrative Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.

ARTICLE X

THE ADMINISTRATIVE AGENT

Texas Capital Bank, National Association has been appointed Administrative Agent for the Secured Parties hereunder pursuant to Article 10 of the Credit Agreement. It is expressly understood and agreed by the parties to this Parent Pledge Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article 10. Any successor Administrative Agent appointed pursuant to Article 10 of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

ARTICLE XI

CONSENT TO PLEDGED EQUITY

11.1        Company, in its capacity as an issuer of the Pledged Equity (in such capacity, an “Issuer”), hereby (a) consents to the grant by Pledgor to the Administrative Agent, for the benefit of the Secured Parties, of a security interest in and lien on all of the Pledged Equity, (b) represents to the Administrative Agent that it has no rights of setoff or other claims against any of the Pledged Equity, (c) acknowledges and agrees that it shall, upon demand by the Administrative Agent, pay to the Administrative Agent, for the benefit of the Secured Parties, any dividends and distributions due to Pledgor in accordance with the terms hereof, and (d) consents to the transfer of such Pledged Equity to the Administrative Agent or its nominee following an Event of Default and to the substitution of the Administrative Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

11.2         Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Parent Pledge Agreement, without any other or further instructions from Pledgor.

[Signature Pages Follow]

IN WITNESS WHEREOF, Pledgor and the Administrative Agent have executed this Parent Pledge Agreement as of the date first above written.

PLEDGOR:

FLEXENERGY POWER SOLUTIONS, LLC,
a Delaware limited liability company

By:	/s/ Wes Kimmel
Name:	Wes Kimmel
Title:	Chief Financial Officer

[signature Page To Pledge And Limited Guaranty –

Flexenergy Power Solutions, Llc]

ADMINISTRATIVE AGENT:

TEXAS CAPITAL BANK, NATIONAL
ASSOCIATION,
as Administrative Agent

By:	/s/ Jeff A. Tompkins
Name:	Jeff A. Tompkins
Title:	Senior Vice President

[signature Page To Pledge And Limited Guaranty –

Flexenergy Power Solutions, Llc]

The undersigned has executed this Parent Pledge Agreement as of the date first above written for the sole purpose of Article XI.

FLEX LEASING POWER & SERVICE LLC,
a Delaware limited liability company

By:	/s/ Darin Romine
Name:	Darin Romine
Title:	Vice President—Finance

[signature Page to Pledge and Limited Guaranty –

Flexenergy Power Solutions, Llc]